Exhibit 32
SECTION 906 CERTIFICATION
Certification Pursuant to Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
          In connection with the quarterly report of MOD-PAC CORP. (the “Company”) on Form 10-Q for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Daniel G. Keane and David B. Lupp, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:
     (1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2006	/s/ Daniel G. Keane Daniel G. Keane
Title: Chief Executive Officer

Dated: November 13, 2006	/s/ David B. Lupp David B. Lupp
Title: Chief Financial Officer

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